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                                                                  Exhibit 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated February 16, 1999 (and to all references to our firm) incorporated by reference in this Form S-8 Registration Statement.




/s/ Arthur Andersen LLP
-----------------------

New York, NY
October 7, 1999